UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04700

                           The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                   Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report — December 31, 2013

Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 41.9%, compared with total returns of 32.4% and 29.6% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 52.4%. The Fund’s NAV per share was $7.23, while the price of the publicly traded shares closed at $7.75 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Sincerely yours,

Bruce N. Alpert
President

February 14, 2014

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)						Since Inception (08/21/86)
	1 Year	5 Year	10 Year	20 Year	25 Year
Gabelli Equity Trust
NAV Total Return (b)	41.90%	25.34%	11.13%	10.49%	11.08%	11.44%
Investment Total Return (c)	52.44	29.86	11.77	10.24	11.80	11.38
S&P 500 Index	32.39	17.94	7.41	9.22	10.27	10.04	(d)
Dow Jones Industrial Average	29.59	16.69	7.43	10.22	11.25	11.12	(d)
Nasdaq Composite Index	40.12	22.92	8.81	8.77	10.04	9.51	(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2013:

The Gabelli Equity Trust Inc.

Food and Beverage	10.9%
Financial Services	8.2%
Cable and Satellite	8.1%
Entertainment	7.9%
Equipment and Supplies	6.8%
Diversified Industrial	5.5%
Energy and Utilities	5.1%
Health Care	4.3%
Automotive: Parts and Accessories	3.9%
Consumer Products	3.5%
Consumer Services	3.3%
Retail	3.0%
Telecommunications	3.0%
Aerospace and Defense	2.9%
Business Services	2.8%
Aviation: Parts and Services	2.6%
Machinery	2.4%
Broadcasting	1.8%
Specialty Chemicals	1.7%
Hotels and Gaming	1.7%

U.S. Government Obligations	1.4%
Publishing	1.4%
Electronics	1.1%
Wireless Communications	0.9%
Environmental Services	0.9%
Computer Software and Services	0.8%
Agriculture	0.7%
Automotive	0.6%
Communications Equipment	0.6%
Metals and Mining	0.5%
Transportation	0.4%
Real Estate	0.4%
Closed-End Funds	0.3%
Building and Construction	0.3%
Real Estate Investment Trusts	0.1%
Computer Hardware	0.1%
Manufactured Housing and Recreational Vehicles	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended December 31, 2013 (Unaudited)

	Shares	Ownership at December 31, 2013
NET PURCHASES
Common Stocks
Actavis plc(a)	13,200	13,200
Alcoa Inc.	20,600	110,000
Allegion plc(b)	14,334	14,334
Anadarko Petroleum Corp.	7,400	37,000
ARAMARK Holdings Corp.	13,000	13,000
Ashland Inc.	2,900	15,500
Avon Products Inc.	2,800	115,000
B/E Aerospace Inc.	900	1,000
Baxter International Inc.	4,200	26,400
Beam Inc.	2,000	163,200
Blyth Inc.	17,000	90,000
BorgWarner Inc.(c)	54,900	117,600
BP plc, ADR	6,000	80,000
Chemtura Corp.	5,000	5,000
Cincinnati Bell Inc.	100,000	700,000
CONSOL Energy Inc.	31,200	50,000
Coty Inc., Cl. A	79,000	120,000
Crimson Wine Group Ltd.	1,500	18,000
CST Brands Inc.	50,000	55,500
Davide Campari-Milano SpA	50,000	652,800
DaVita HealthCare Partners Inc.	8,000	8,000
Diebold Inc.	14,900	86,000
Discovery Communications Inc., Cl. C	4,100	83,100
Forest City Enterprises Inc., Cl. A	27,000	32,000
General Mills Inc.	2,000	49,000
General Motors Co.	10,000	10,000
Griffon Corp.	4,000	32,000
Henry Schein Inc.	800	28,800
Hillshire Brands Co.	30,000	232,200
Intel Corp.	2,400	79,000
Intelsat SA	5,000	5,000
International Business Machines Corp.	7,000	7,000
International Game Technology	30,000	30,000
J.C. Penney Co. Inc.	20,000	50,000
Johnson Controls Inc.	3,200	160,600
Liberty Global plc, Cl. C	1,900	80,900
Macquarie Infrastructure Co. LLC	6,000	6,000
Merck & Co. Inc.	2,600	95,200
Millicom International Cellular SA, SDR	6,000	13,000
Murphy USA Inc.	15,000	15,000
Navistar International Corp.	2,100	122,100
NCR Corp.	2,400	67,200
News Corp., Cl. B	13,000	148,600
Nobel Biocare Holding AG	1,400	11,000
Nobility Homes Inc.	5,100	20,100

	Shares	Ownership at December 31, 2013
O’Reilly Automotive Inc.	5,300	92,000
Penske Automotive Group Inc.	8,000	8,000
QTS Realty Trust Inc., Cl. A	4,500	4,500
Remy Cointreau SA	927	38,600
Rolls-Royce Holdings plc, Cl. C(d)	103,200,000	103,200,000
Royce Global Value Trust Inc.(e)	4,285	4,285
Ryman Hospitality Properties Inc.	600	188,800
Skyline Corp.	23,000	55,000
Spirit Aerosystems Holdings Inc., Cl. A	2,000	2,000
Telecom Italia SpA	35,000	600,000
The ADT Corp.	9,900	170,000
The Bank of New York Mellon Corp.	9,500	204,500
Time Warner Cable Inc.	13,000	79,000
Timken Co.	90,000	100,000
Toray Industries Inc.	7,000	7,000
Twenty-First Century Fox Inc., Cl. B	12,600	363,300
Tyco International Ltd.	4,200	217,000
Vivendi SA	10,500	336,166
Vodafone Group plc, ADR	400	75,200
Rights
Turquoise Hill Resources Ltd., expire 03/25/14(f)	72,900	72,900

NET SALES
Common Stocks
Accor SA	(1,400)	16,000
Actavis Inc.(a)	(11,100)	-
Allergan Inc.	(2,000)	10,000
AMC Networks Inc., Cl. A	(5,000)	273,000
American Express Co.	(17,000)	428,000
AMETEK Inc.	(10,000)	456,000
Amgen Inc.	(3,300)	32,700
Apache Corp.	(1,000)	59,000
Archer Daniels Midland Co.	(45,200)	200,000
AutoNation Inc.	(400)	70,600
Becton, Dickinson and Co.	(1,100)	12,800
Berkshire Hathaway Inc., Cl. A	(1)	127
Biogen Idec Inc.	(2,600)	25,200
Boston Scientific Corp.	(30,500)	275,000
Bristol-Myers Squibb Co.	(8,700)	76,300
Burger King Worldwide Inc.	(8,300)	41,700
Cablevision Systems Corp., Cl. A	(36,200)	1,125,000
Campbell Soup Co.	(5,600)	63,800
CBS Corp., Cl. A, Voting	(2,700)	257,300
Church & Dwight Co. Inc.	(4,000)	20,000
CLARCOR Inc.	(6,200)	113,800
CMS Energy Corp.	(3,800)	22,100

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended December 31, 2013 (Unaudited)

	Shares	Ownership at December 31, 2013
ConocoPhillips	(1,800)	202,200
Corning Inc.	(10,800)	462,100
Corus Entertainment Inc., Cl. B, OTC	(2,800)	17,334
Crane Co.	(300)	201,700
Curtiss-Wright Corp.	(23,900)	278,300
Danone SA	(17,500)	204,500
Dean Foods Co.	(9,800)	25,000
Deere & Co.	(30,000)	322,000
Deutsche Bank AG	(2,800)	10,000
Deutsche Telekom AG, ADR	(2,200)	108,900
Diageo plc, ADR	(3,500)	192,500
DIRECTV	(24,600)	398,200
Discovery Communications Inc., Cl. A	(9,400)	79,600
Dole Food Co. Inc.(g)	(30,000)	-
Donaldson Co. Inc.	(400)	372,800
Dr Pepper Snapple Group Inc.	(10,200)	89,800
E. I. du Pont de Nemours and Co.	(400)	20,000
Eaton Corp. plc	(135,973)	8,000
El Paso Electric Co.	(11,000)	217,500
Endo Health Solutions Inc.	(11,300)	10,000
Energizer Holdings Inc.	(4,000)	90,000
Exelis Inc.	(14,400)	225,600
Flowers Foods Inc.	(11,500)	80,000
Flowserve Corp.	(13,800)	277,200
Fomento Economico Mexicano SAB de CV, ADR	(600)	76,200
Fortune Brands Home & Security Inc.	(21,400)	94,600
Freeport-McMoRan Copper & Gold Inc.	(1,800)	26,000
G4S plc	(14,800)	185,200
General Electric Co.	(20,400)	170,000
Gerber Scientific Inc., Escrow	(60,000)	-
Gray Television Inc.	(4,000)	26,000
Greif Inc., Cl. A	(2,400)	146,300
Greif Inc., Cl. B	(2,103)	12,897
Grupo Bimbo SAB de CV, Cl. A	(151,600)	1,848,400
Grupo Televisa SAB, ADR	(7,900)	612,000
H&R Block Inc.	(1,800)	20,400
H.B. Fuller Co.	(6,600)	24,000
Halliburton Co.	(1,600)	196,400
Harley-Davidson Inc.	(2,100)	23,800
Heineken NV	(3,300)	40,700
Honeywell International Inc.	(18,400)	363,000
Hospira Inc.	(5,200)	29,800
Huntsman Corp.	(4,000)	16,000
IAC/InterActiveCorp.	(14,800)	50,000
IDEX Corp.	(12,500)	269,000
ITT Corp.	(1,500)	126,500

	Shares	Ownership at December 31, 2013
Janus Capital Group Inc.	(5,000)	260,000
Jardine Matheson Holdings Ltd.	(1,300)	16,700
Johnson & Johnson	(3,000)	37,000
JPMorgan Chase & Co.	(2,288)	56,800
Kellogg Co.	(1,100)	12,800
Kinder Morgan Inc.	(24,400)	50,600
Kraft Foods Group Inc.	(4,000)	45,333
Las Vegas Sands Corp.	(400)	46,800
Legg Mason Inc.	(3,000)	125,000
Leucadia National Corp.	(7,900)	99,100
Liberty Global plc, Cl. A	(2,200)	76,800
Liberty Media Corp., Cl. A	(4,400)	80,300
Lockheed Martin Corp.	(3,000)	-
Macy’s Inc.	(6,000)	341,000
Mallinckrodt plc	(5,225)	-
Marsh & McLennan Companies Inc.	(10,000)	125,000
Martin Marietta Materials Inc.	(400)	5,500
MasterCard Inc., Cl. A	(900)	34,700
McGraw Hill Financial Inc.	(400)	111,600
Modine Manufacturing Co.	(20,000)	200,000
Molex Inc., Cl. A(h)	(20,000)	-
Mondelēz International Inc., Cl. A	(5,800)	257,000
Monsanto Co.	(1,500)	17,000
Moody’s Corp.	(400)	9,000
News Corp., Cl. A	(11,300)	154,900
Niko Resources Ltd.	(1,000)	-
Northeast Utilities	(4,200)	40,000
Northrop Grumman Corp.	(1,000)	17,500
Oceaneering International Inc.	(2,800)	32,400
Oi SA, ADR	(9,100)	329,500
OMNOVA Solutions Inc.	(3,000)	250,000
Outerwall Inc.	(10,000)	-
PACCAR Inc.	(6,000)	75,000
Park-Ohio Holdings Corp.	(4,500)	90,000
PepsiCo Inc.	(1,800)	217,600
Phillips 66	(29,000)	47,200
Precision Castparts Corp.	(2,700)	82,800
Rayonier Inc.	(2,500)	29,000
Reckitt Benckiser Group plc	(4,100)	50,900
Rockwell Automation Inc.	(4,100)	21,900
Rogers Communications Inc., Cl. B, New York	(2,600)	479,090
Rollins Inc.	(65,000)	1,220,000
Rowan Companies plc, Cl. A	(17,000)	153,000
Sally Beauty Holdings Inc.	(2,700)	33,300
Scripps Networks Interactive Inc., Cl. A	(9,200)	108,800
Sensient Technologies Corp.	(7,400)	192,600

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended December 31, 2013 (Unaudited)

	Shares	Ownership at December 31, 2013
Shaw Communications Inc., Cl. B, New York	(30,000)	120,000
Southwest Gas Corp.	(1,500)	17,000
Standard Motor Products Inc.	(7,000)	130,000
Starwood Hotels & Resorts Worldwide Inc.	(2,500)	29,000
Starz, Cl. A	(6,700)	83,300
Sulzer AG	(1,900)	15,000
Svenska Cellulosa AB, Cl. B	(2,400)	30,000
Swedish Match AB	(10,200)	823,800
Syngenta AG , ADR	(1,100)	12,800
T. Rowe Price Group Inc.	(1,200)	128,400
TE Connectivity Ltd.	(3,700)	42,600
Telefonica Brasil SA, ADR	(253)	81,500
Telephone & Data Systems Inc.	(9,000)	573,300
Television Broadcasts Ltd.	(14,800)	85,200
TELUS Corp.	(2,800)	25,000
Tenaris SA, ADR	(6,800)	45,000
Texas Instruments Inc.	(10,000)	250,000
The Boeing Co.	(7,000)	98,000
The Charles Schwab Corp.	(600)	25,000
The Coca-Cola Co.	(800)	132,600
The Dun & Bradstreet Corp.	(1,100)	12,300
The Hain Celestial Group Inc.	(1,500)	17,000
The Interpublic Group of Companies Inc.	(8,400)	306,600
The St. Joe Co.	(5,500)	189,500
The Weir Group plc	(5,200)	64,800
The Western Union Co.	(10,000)	20,000
Time Warner Inc.	(5,000)	185,200
Tokyo Broadcasting System Holdings Inc.	(7,400)	42,600
Tootsie Roll Industries Inc.	(6,677)	132,300
Trinity Industries Inc.	(2,200)	28,200
TripAdvisor Inc.	(2,200)	8,000
Twenty-First Century Fox Inc., Cl. A	(19,600)	585,200

	Shares	Ownership at December 31, 2013
Tyson Foods Inc., Cl. A	(3,600)	50,000
UnitedHealth Group Inc.	(7,000)	87,000
Universal Entertainment Corp.	(6,700)	76,600
Verizon Communications Inc.	(10,600)	121,800
Visa Inc., Cl. A	(200)	3,200
Waddell & Reed Financial Inc., Cl. A	(11,100)	37,000
Walgreen Co.	(4,600)	57,400
Waste Management Inc.	(7,600)	162,400
Watts Water Technologies Inc., Cl. A	(6,000)	142,000
Westar Energy Inc.	(20,500)	174,500
Whole Foods Market Inc.	(3,900)	35,000
William Demant Holding A/S	(4,500)	55,500
Yahoo! Inc.	(80,000)	177,000
Yakult Honsha Co. Ltd.	(9,000)	341,000
Warrants
Kinder Morgan Inc., expire 05/25/17	(20,200)	115,800

(a)	Merger/Reincorporation - 1 new share of Actavis plc for every 1 share of Actavis Inc. held. 2,100 shares were purchased after merger.
(b)	Spin-off - 1 share of Allegion plc for every 3 shares of Ingersoll-Rand plc held.
(c)	Stock Split - 2 shares for every 1 share held. 2,500 shares were sold before stock split. 58,000 shares were purchased after stock split. 60,800 shares were sold after stock split.
(d)	Stock Dividend - 86 shares of Rolls-Royce Holdings plc, Cl. C for every 1 share of Rolls-Royce Holdings plc held.
(e)	Spin-off - 0.1428571428 shares of Royce Global Value Trust Inc. for every 1 share of Royce Value Trust Inc. 1 share was sold after spin-off.
(f)	Rights Issuance - 1 share of Turquoise Hill Resources Ltd., expire 03/25/14 for every 1 share of Turquoise Hill Resources Ltd. held.
(g)	Tender Offer - $13.50 cash for every 1 share held.
(h)	Tender Offer - $38.50 cash, plus $0.18 dividend adjustment per share held.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 98.4%
	Food and Beverage — 10.9%
163,200	Beam Inc.(a)	$7,424,402	$11,107,392
52,500	Brown-Forman Corp., Cl. A	1,761,167	3,872,925
18,675	Brown-Forman Corp., Cl. B	1,064,826	1,411,270
63,800	Campbell Soup Co.	1,781,130	2,761,264
15,000	Coca-Cola Enterprises Inc.	275,289	661,950
60,000	ConAgra Foods Inc.	2,125,435	2,022,000
30,600	Constellation Brands Inc., Cl. A†	383,791	2,153,628
18,000	Crimson Wine Group Ltd.†	91,848	159,120
204,500	Danone SA	9,851,504	14,719,274
652,800	Davide Campari-Milano SpA	3,566,380	5,460,206
25,000	Dean Foods Co.†	448,232	429,750
192,500	Diageo plc, ADR	8,913,966	25,490,850
89,800	Dr Pepper Snapple Group Inc.	2,143,930	4,375,056
80,000	Flowers Foods Inc.	263,976	1,717,600
76,200	Fomento Economico Mexicano SAB de CV, ADR	1,023,214	7,457,694
49,000	General Mills Inc.	1,424,718	2,445,590
1,848,400	Grupo Bimbo SAB de CV, Cl. A	2,624,249	5,691,087
40,700	Heineken NV	1,918,423	2,748,048
232,200	Hillshire Brands Co.	6,541,771	7,764,768
17,800	Ingredion Inc.	253,704	1,218,588
105,000	ITO EN Ltd.	2,422,898	2,194,521
12,800	Kellogg Co.	475,305	781,696
64,000	Kerry Group plc, Cl. A	735,609	4,445,398
45,333	Kraft Foods Group Inc.	1,402,246	2,444,355
10,600	LVMH Moet Hennessy Louis Vuitton SA	365,943	1,933,636
257,000	Mondelēz International Inc., Cl. A	6,781,720	9,072,100
70,000	Morinaga Milk Industry Co. Ltd.	299,202	207,388
29,100	Nestlé SA	786,713	2,130,183
217,600	PepsiCo Inc.	12,159,446	18,047,744
39,200	Pernod Ricard SA	3,228,300	4,465,748
37,000	Post Holdings Inc.†	353,395	1,822,990
38,600	Remy Cointreau SA	2,242,063	3,238,704
132,600	The Coca-Cola Co.	3,211,317	5,477,706
17,000	The Hain Celestial Group Inc.†	227,968	1,543,260
2,000	The J.M. Smucker Co.	52,993	207,240
132,300	Tootsie Roll Industries Inc.	1,911,993	4,305,042
50,000	Tyson Foods Inc., Cl. A	421,291	1,673,000
43,347	WhiteWave Foods Co., Cl. A†	719,878	994,380
341,000	Yakult Honsha Co. Ltd.	9,700,538	17,194,094

		101,380,773	185,847,245

	Financial Services — 8.2%
428,000	American Express Co.(a)	22,874,732	38,832,440
13,200	Argo Group International Holdings Ltd.	434,487	613,668
72,000	Banco Santander SA, ADR	545,542	653,040
127	Berkshire Hathaway Inc., Cl. A†	544,374	22,593,300

Shares		Cost	Market Value
10,000	Calamos Asset Management Inc., Cl. A	$88,164	$118,400
18,800	CIT Group Inc.	776,644	980,044
106,500	Citigroup Inc.	3,864,872	5,549,715
10,000	Deutsche Bank AG	457,248	482,400
10,000	Fortress Investment Group LLC, Cl. A	49,693	85,600
20,400	H&R Block Inc.	353,425	592,416
40,000	Interactive Brokers Group Inc., Cl. A	643,310	973,600
260,000	Janus Capital Group Inc.	2,790,080	3,216,200
56,800	JPMorgan Chase & Co.	1,944,615	3,321,664
35,000	Kinnevik Investment AB, Cl. A	569,727	1,628,692
125,000	Legg Mason Inc.	2,560,368	5,435,000
99,100	Leucadia National Corp.	1,372,835	2,808,494
10,000	Loews Corp.	384,673	482,400
125,000	Marsh & McLennan Companies Inc.	3,772,923	6,045,000
9,000	Moody’s Corp.	312,150	706,230
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	325,600
4,285	Royce Global Value Trust Inc.†	37,280	38,094
120,000	State Street Corp.	4,047,374	8,806,800
17,000	SunTrust Banks Inc.	358,050	625,770
128,400	T. Rowe Price Group Inc.	3,946,862	10,756,068
204,500	The Bank of New York Mellon Corp.	6,139,410	7,145,230
25,000	The Charles Schwab Corp.	365,313	650,000
12,300	The Dun & Bradstreet Corp.	292,691	1,509,825
20,000	The Western Union Co.	283,994	345,000
13,000	W. R. Berkley Corp.	476,775	564,070
37,000	Waddell & Reed Financial Inc., Cl. A	825,958	2,409,440
270,000	Wells Fargo & Co.	8,051,764	12,258,000

		69,379,892	140,552,200

	Cable and Satellite — 8.1%
273,000	AMC Networks Inc., Cl. A†	11,508,792	18,594,030
1,125,000	Cablevision Systems Corp., Cl. A	13,583,610	20,171,250
86,400	Comcast Corp., Cl. A, Special	835,556	4,309,632
398,200	DIRECTV†	15,372,913	27,511,638
100,000	DISH Network Corp., Cl. A†	2,524,679	5,792,000
34,440	EchoStar Corp., Cl. A†	1,065,233	1,712,357
5,000	Intelsat SA†	98,700	112,700
76,800	Liberty Global plc, Cl. A†	1,643,801	6,834,432
80,900	Liberty Global plc, Cl. C†	2,068,334	6,821,488
479,090	Rogers Communications Inc., Cl. B, New York	3,985,689	21,678,823
19,310	Rogers Communications Inc., Cl. B, Toronto	137,424	873,835

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
108,800	Scripps Networks Interactive Inc., Cl. A	$3,513,944	$9,401,408
120,000	Shaw Communications Inc., Cl. B, New York	354,632	2,920,800
40,000	Shaw Communications Inc., Cl. B, Toronto	52,983	973,406
79,000	Time Warner Cable Inc.	5,812,160	10,704,500

		62,558,450	138,412,299

	Entertainment — 7.9%
79,600	Discovery Communications Inc., Cl. A†	2,950,872	7,197,432
83,100	Discovery Communications Inc., Cl. C†	1,328,223	6,968,766
612,000	Grupo Televisa SAB, ADR	7,989,641	18,519,120
32,000	Societe d’Edition de Canal +	34,010	272,940
83,300	Starz, Cl. A†	330,827	2,435,692
305,000	The Madison Square Garden Co., Cl. A†	5,463,532	17,561,900
185,200	Time Warner Inc.	7,573,022	12,912,144
42,600	Tokyo Broadcasting System Holdings Inc.	865,234	528,303
585,200	Twenty-First Century Fox Inc., Cl. A	5,721,741	20,587,336
363,300	Twenty-First Century Fox Inc., Cl. B	5,456,601	12,570,180
76,600	Universal Entertainment Corp.	1,325,152	1,411,110
289,500	Viacom Inc., Cl. A	13,568,454	25,409,415
336,166	Vivendi SA	8,613,790	8,858,522

		61,221,099	135,232,860

	Equipment and Supplies — 6.8%
456,000	AMETEK Inc.	3,274,418	24,017,520
3,500	Amphenol Corp., Cl. A	12,928	312,130
94,000	CIRCOR International Inc.	1,246,366	7,593,320
372,800	Donaldson Co. Inc.	3,261,704	16,201,888
277,200	Flowserve Corp.	3,744,879	21,851,676
40,700	Franklin Electric Co. Inc.	229,059	1,816,848
72,400	GrafTech International Ltd.†	694,817	813,052
269,000	IDEX Corp.	7,414,410	19,865,650
49,000	Ingersoll-Rand plc	1,012,714	3,018,400
22,000	Mueller Industries Inc.	1,014,246	1,386,220
13,000	Sealed Air Corp.	208,280	442,650
45,000	Tenaris SA, ADR	1,981,220	1,966,050
15,000	The Greenbrier Companies Inc.†	297,309	492,600
4,000	The Manitowoc Co. Inc.	25,450	93,280
64,800	The Weir Group plc	272,671	2,287,766
100,000	Timken Co.	5,443,961	5,507,000

Shares		Cost	Market Value
142,000	Watts Water Technologies Inc., Cl. A	$2,997,499	$8,785,540

		33,131,931	116,451,590

	Diversified Industrial — 5.4%
3,000	Acuity Brands Inc.	76,507	327,960
152,000	Ampco-Pittsburgh Corp.	1,976,139	2,956,400
201,700	Crane Co.	4,987,226	13,564,325
8,000	Eaton Corp. plc	415,245	608,960
170,000	General Electric Co.	3,076,930	4,765,100
146,300	Greif Inc., Cl. A	1,574,786	7,666,120
12,897	Greif Inc., Cl. B	639,903	757,957
32,000	Griffon Corp.	298,790	422,720
363,000	Honeywell International Inc.	13,406,057	33,167,310
126,500	ITT Corp.	1,497,869	5,492,630
11,000	Jardine Strategic Holdings Ltd.	222,951	352,000
2,000	Kennametal Inc.	77,640	104,140
26,000	Material Sciences Corp.†	26,265	307,060
90,000	Park-Ohio Holdings Corp.†	930,280	4,716,000
37,400	Pentair Ltd.	1,292,773	2,904,858
30,000	Rexnord Corp.†	630,867	810,300
15,000	Sulzer AG	739,785	2,419,707
7,000	Toray Industries Inc.	49,349	48,390
10,000	Tredegar Corp.	136,250	288,100
28,200	Trinity Industries Inc.	712,233	1,537,464
217,000	Tyco International Ltd.	5,366,438	8,905,680

		38,134,283	92,123,181

	Energy and Utilities — 5.1%
16,000	ABB Ltd., ADR	249,120	424,960
37,000	Anadarko Petroleum Corp.	2,080,728	2,934,840
59,000	Apache Corp.	2,771,519	5,070,460
80,000	BP plc, ADR	3,952,168	3,888,800
22,100	CMS Energy Corp.	141,190	591,617
202,200	ConocoPhillips	9,359,464	14,285,430
50,000	CONSOL Energy Inc.	1,876,269	1,902,000
15,400	Duke Energy Corp.	837,476	1,062,754
217,500	El Paso Electric Co.	4,977,269	7,636,425
69,400	Exxon Mobil Corp.	2,391,496	7,023,280
140,000	GenOn Energy Inc., Escrow†	0	0
196,400	Halliburton Co.	3,831,496	9,967,300
50,600	Kinder Morgan Inc.	1,453,014	1,821,600
10,000	Marathon Oil Corp.	278,414	353,000
6,000	Marathon Petroleum Corp.	186,212	550,380
15,000	Murphy USA Inc.†	676,524	623,400
5,000	National Fuel Gas Co.	375,876	357,000
20,400	NextEra Energy Inc.	1,110,264	1,746,648
2,000	Niko Resources Ltd.†	110,842	4,704
40,000	Northeast Utilities	873,522	1,695,600
32,400	Oceaneering International Inc.	437,629	2,555,712
47,200	Phillips 66	2,450,746	3,640,536
153,000	Rowan Companies plc, Cl. A†	5,743,460	5,410,080
28,000	RPC Inc.	363,509	499,800

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
5,000	SJW Corp.	$68,704	$148,950
17,000	Southwest Gas Corp.	389,070	950,470
111,100	Spectra Energy Corp.	2,779,246	3,957,382
55,500	The AES Corp.	318,043	805,305
9,000	Transocean Ltd.	442,041	444,780
35,000	Weatherford International Ltd.†	503,431	542,150
174,500	Westar Energy Inc.	2,904,704	5,613,665

		53,933,446	86,509,028

	Health Care — 4.3%
13,200	Actavis plc†	1,938,602	2,217,600
10,000	Allergan Inc.	465,214	1,110,800
32,700	Amgen Inc.	2,023,813	3,733,032
26,400	Baxter International Inc.	1,325,410	1,836,120
12,800	Becton, Dickinson and Co.	1,024,120	1,414,272
25,200	Biogen Idec Inc.†	1,398,502	7,049,700
275,000	Boston Scientific Corp.†	1,968,361	3,305,500
76,300	Bristol-Myers Squibb Co.	1,919,054	4,055,345
49,000	Covidien plc	1,756,167	3,336,900
8,000	DaVita HealthCare Partners Inc.†	489,395	506,960
10,000	Endo Health Solutions Inc.†	320,069	674,600
20,000	Express Scripts Holding Co.†	1,328,989	1,404,800
28,800	Henry Schein Inc.†	999,862	3,290,688
29,800	Hospira Inc.†	964,141	1,230,144
37,000	Johnson & Johnson	2,400,670	3,388,830
65,000	Life Technologies Corp.†	4,918,309	4,927,000
34,000	Mead Johnson Nutrition Co.	1,527,559	2,847,840
95,200	Merck & Co. Inc.	2,219,590	4,764,760
11,000	Nobel Biocare Holding AG	297,055	171,403
89,800	Novartis AG, ADR	4,073,366	7,218,124
15,000	Teva Pharmaceutical Industries Ltd., ADR	581,414	601,200
87,000	UnitedHealth Group Inc.	4,489,729	6,551,100
4,000	Waters Corp.†	285,470	400,000
55,500	William Demant Holding A/S†	2,528,275	5,393,666
8,600	Zimmer Holdings Inc.	435,897	801,434
16,000	Zoetis Inc.	416,000	523,040

		42,095,033	72,754,858

	Automotive: Parts and Accessories — 3.9%
117,600	BorgWarner Inc.	4,353,228	6,575,016
113,800	CLARCOR Inc.	1,584,023	7,323,030
215,000	Dana Holding Corp.	1,440,698	4,218,300
245,000	Genuine Parts Co.	8,686,915	20,381,550
160,600	Johnson Controls Inc.	3,803,198	8,238,780
200,000	Modine Manufacturing Co.†	4,252,670	2,564,000
92,000	O’Reilly Automotive Inc.†	3,284,385	11,841,320
130,000	Standard Motor Products Inc.	1,345,271	4,784,000

Shares		Cost	Market Value
70,000	Superior Industries International Inc.	$1,405,635	$1,444,100

		30,156,023	67,370,096

	Consumer Products — 3.5%
115,000	Avon Products Inc.	2,221,952	1,980,300
90,000	Blyth Inc.	1,572,687	979,200
15,300	Christian Dior SA	579,339	2,890,982
20,000	Church & Dwight Co. Inc.	66,357	1,325,600
120,000	Coty Inc., Cl. A	1,928,375	1,830,000
20,000	Crocs Inc.†	295,554	318,400
90,000	Energizer Holdings Inc.	4,583,603	9,741,600
2,100	Givaudan SA	725,396	2,999,159
44,200	Hanesbrands Inc.	1,026,897	3,105,934
23,800	Harley-Davidson Inc.	1,105,662	1,647,912
6,000	Jarden Corp.†	91,909	368,100
7,000	Mattel Inc.	126,000	333,060
11,383	National Presto Industries Inc.	542,365	916,332
10,000	Oil-Dri Corp. of America	171,255	378,400
50,900	Reckitt Benckiser Group plc	1,554,668	4,039,936
30,000	Svenska Cellulosa AB, Cl. B	404,760	923,529
823,800	Swedish Match AB	9,125,578	26,474,414
2,000	The Estee Lauder Companies Inc., Cl. A	72,260	150,640

		26,194,617	60,403,498

	Consumer Services — 3.3%
14,334	Allegion plc†	232,677	633,419
50,000	IAC/InterActiveCorp.	1,277,636	3,434,500
205,000	Liberty Interactive Corp., Cl. A†	3,861,726	6,016,750
15,451	Liberty Ventures, Cl. A†	710,069	1,894,138
1,220,000	Rollins Inc.	12,716,683	36,953,800
170,000	The ADT Corp.	5,845,919	6,879,900
8,000	TripAdvisor Inc.†	282,851	662,640

		24,927,561	56,475,147

	Retail — 3.0%
70,600	AutoNation Inc.†	741,397	3,508,114
41,700	Burger King Worldwide Inc.	657,629	953,262
40,000	Costco Wholesale Corp.	1,843,960	4,760,400
55,500	CST Brands Inc.	1,790,334	2,037,960
120,000	CVS Caremark Corp.	4,075,042	8,588,400
25,900	HSN Inc.	664,588	1,613,570
50,000	J.C. Penney Co. Inc.†	644,777	457,500
341,000	Macy’s Inc.	6,368,108	18,209,400
8,000	Penske Automotive Group Inc.	309,805	377,280
33,300	Sally Beauty Holdings Inc.†	264,056	1,006,659
13,000	The Cheesecake Factory Inc.	380,728	627,510
3,000	Tiffany & Co.	171,090	278,340
57,400	Walgreen Co.	1,728,566	3,297,056
36,100	Wal-Mart Stores Inc.	1,816,342	2,840,709

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

Shares			Cost	Market Value
		COMMON STOCKS (Continued)
		Retail (Continued)
35,000		Whole Foods Market Inc.	$341,631	$2,024,050

			21,798,053	50,580,210

		Aerospace and Defense — 2.9%
616,615		BBA Aviation plc	1,488,708	3,273,610
225,600		Exelis Inc.	1,690,286	4,299,936
35,800		Kaman Corp.	881,634	1,422,334
17,500		Northrop Grumman Corp.	900,365	2,005,675
1,200,000		Rolls-Royce Holdings plc	9,166,092	25,336,157
103,200,000		Rolls-Royce Holdings plc, Cl. C†(b)(c)	166,664	170,895
98,000		The Boeing Co.(a)	6,288,497	13,376,020

			20,582,246	49,884,627

		Telecommunications — 2.9%
55,400		BCE Inc.	1,226,373	2,398,266
1,000,000		BT Group plc, Cl. A	4,135,105	6,282,705
700,000		Cincinnati Bell Inc.†	3,430,473	2,492,000
108,900		Deutsche Telekom AG, ADR	1,805,375	1,879,614
36,000		Hellenic Telecommunications Organization SA†	452,922	478,910
15,000		Hellenic Telecommunications Organization SA, ADR†	91,062	97,500
264,732		Koninklijke KPN NV†	448,166	853,305
7,040,836		LIME†(c)	128,658	11,292
329,500		Oi SA, ADR	2,493,819	523,905
29,000		Oi SA, Cl. C, ADR	265,522	47,560
31,053		Sprint Corp.†	176,071	333,820
21,000		Telecom Argentina SA, ADR	127,554	362,040
600,000		Telecom Italia SpA	2,342,466	595,130
81,500		Telefonica Brasil SA, ADR	1,675,765	1,566,430
597,315		Telefonica SA, ADR	9,146,761	9,760,127
573,300		Telephone & Data Systems Inc.	24,644,307	14,779,674
25,000		TELUS Corp.	233,734	860,438
121,800		Verizon Communications Inc.	4,037,085	5,985,252

			56,861,218	49,307,968

		Business Services — 2.8%
10,000		ACCO Brands Corp.†	70,117	67,200
13,000		ARAMARK Holdings Corp.†	287,155	340,860
159,000		Clear Channel Outdoor Holdings Inc., Cl. A	1,236,036	1,612,260
33,000	(d)	Contax Participacoes SA†	67,778	279,750
86,000		Diebold Inc.	3,094,600	2,838,860
4,000		Edenred	57,883	133,884
185,200		G4S plc	0	805,044
16,700		Jardine Matheson Holdings Ltd.	533,749	873,577
88,000		Landauer Inc.	2,472,818	4,629,680
6,000		Macquarie Infrastructure Co. LLC	316,920	326,580

Shares		Cost	Market Value
34,700	MasterCard Inc., Cl. A	$3,314,170	$28,990,462
10,000	Monster Worldwide Inc.†	87,351	71,300
306,600	The Interpublic Group of Companies Inc.	3,030,380	5,426,820
3,200	Visa Inc., Cl. A	140,800	712,576

		14,709,757	47,108,853

	Aviation: Parts and Services — 2.6%
1,000	B/E Aerospace Inc.†	75,711	87,030
278,300	Curtiss-Wright Corp.	8,603,243	17,318,609
275,000	GenCorp Inc.†	2,370,094	4,955,500
82,800	Precision Castparts Corp.	4,589,141	22,298,040
2,000	Spirit Aerosystems Holdings Inc., Cl. A†	62,973	68,160

		15,701,162	44,727,339

	Machinery — 2.4%
12,800	Caterpillar Inc.	86,323	1,162,368
53,592	CNH Industrial NV†	464,629	608,269
322,000	Deere & Co.(a)	9,668,773	29,408,260
289,600	Xylem Inc.	6,927,287	10,020,160

		17,147,012	41,199,057

	Broadcasting — 1.8%
257,300	CBS Corp., Cl. A, Voting	7,749,192	16,374,572
2,000	Cogeco Inc.	39,014	92,219
17,334	Corus Entertainment Inc., Cl. B, OTC	30,215	419,136
6,666	Corus Entertainment Inc., Cl. B, Toronto	12,406	161,402
26,000	Gray Television Inc.†	26,192	386,880
80,300	Liberty Media Corp., Cl. A†	6,142,009	11,759,935
24,000	LIN Media LLC, Cl. A†	372,000	689,040
85,200	Television Broadcasts Ltd.	339,712	569,699

		14,710,740	30,452,883

	Specialty Chemicals — 1.7%
15,500	Ashland Inc.	815,358	1,504,120
5,000	Chemtura Corp.†	132,900	139,600
20,000	E. I. du Pont de Nemours and Co.	899,328	1,299,400
425,000	Ferro Corp.†	3,974,417	5,452,750
8,000	FMC Corp.	136,430	603,680
24,000	H.B. Fuller Co.	504,689	1,248,960
16,000	Huntsman Corp.	226,053	393,600
62,000	International Flavors & Fragrances Inc.	2,933,750	5,330,760
250,000	OMNOVA Solutions Inc.†	1,510,743	2,277,500
192,600	Sensient Technologies Corp.	4,877,366	9,344,952
2,000	SGL Carbon SE	68,557	79,172
95,000	Zep Inc.	1,243,246	1,725,200

		17,322,837	29,399,694

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming — 1.7%
16,000	Accor SA	$549,282	$754,987
70,000	Genting Singapore plc	52,525	82,927
8,000	Hyatt Hotels Corp., Cl. A†	263,258	395,680
30,000	International Game Technology	535,752	544,800
27,200	Interval Leisure Group Inc.	513,097	840,480
1,070,000	Ladbrokes plc	5,855,054	3,169,884
46,800	Las Vegas Sands Corp.	708,817	3,691,116
3,650,000	Mandarin Oriental International Ltd.	6,850,139	6,095,500
90,000	MGM China Holdings Ltd.	177,759	384,174
25,000	MGM Resorts International†	258,037	588,000
45,000	Orient-Express Hotels Ltd., Cl. A†	621,367	679,950
34,000	Pinnacle Entertainment Inc.†	161,420	883,660
188,800	Ryman Hospitality Properties Inc.	5,121,573	7,888,064
29,000	Starwood Hotels & Resorts Worldwide Inc.	446,065	2,304,050
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	271,333
2,000	Wynn Resorts Ltd.	61,976	388,420

		22,331,571	28,963,025

	Publishing — 1.4%
100,000	Il Sole 24 Ore SpA†	198,073	82,955
111,600	McGraw Hill Financial Inc.	4,595,648	8,727,120
130,000	Media General Inc.†	1,142,790	2,938,000
104,000	Meredith Corp.	4,447,392	5,387,200
154,900	News Corp., Cl. A†	965,203	2,791,298
148,600	News Corp., Cl. B†	1,640,044	2,649,538
25,000	The E.W. Scripps Co., Cl. A†	157,281	543,000

		13,146,431	23,119,111

	Electronics — 1.1%
18,000	Bel Fuse Inc., Cl. A	524,289	349,560
4,000	Hitachi Ltd., ADR	287,076	305,640
79,000	Intel Corp.	1,707,504	2,050,840
31,985	Koninklijke Philips NV	115,982	1,182,485
45,000	LSI Corp.	493,875	495,900
2,400	Mettler-Toledo International Inc.†	337,271	582,216
42,600	TE Connectivity Ltd.	1,656,580	2,347,686
250,000	Texas Instruments Inc.	7,806,091	10,977,500

		12,928,668	18,291,827

	Wireless Communications — 0.9%
110,800	America Movil SAB de CV, Cl. L, ADR	760,404	2,589,396
850,000	Cable & Wireless Communications plc	551,036	791,755

Shares		Cost	Market Value
13,000	Millicom International Cellular SA, SDR	$1,272,184	$1,294,573
150,000	NTT DoCoMo Inc.	2,980,751	2,457,032
50,075	Tim Participacoes SA, ADR	371,251	1,313,968
104,600	United States Cellular Corp.	4,965,942	4,374,372
75,200	Vodafone Group plc, ADR	2,019,992	2,956,112

		12,921,560	15,777,208

	Environmental Services — 0.9%
224,400	Republic Services Inc.	4,947,896	7,450,080
162,400	Waste Management Inc.	4,671,752	7,286,888

		9,619,648	14,736,968

	Computer Software and Services — 0.8%
7,000	Check Point Software Technologies Ltd.†	118,774	451,640
16,000	Electronic Arts Inc.†	229,669	367,040
25,000	InterXion Holding NV†	367,395	590,250
67,200	NCR Corp.†	886,109	2,288,832
21,900	Rockwell Automation Inc.	695,220	2,587,704
20,000	VeriFone Systems Inc.†	477,903	536,400
177,000	Yahoo! Inc.†	3,867,319	7,157,880

		6,642,389	13,979,746

	Agriculture — 0.7%
200,000	Archer Daniels Midland Co.	4,691,883	8,680,000
17,000	Monsanto Co.	755,020	1,981,350
12,800	Syngenta AG, ADR	186,484	1,023,232
10,000	The Mosaic Co.	428,085	472,700

		6,061,472	12,157,282

	Automotive — 0.6%
20,000	Ford Motor Co.	310,850	308,600
10,000	General Motors Co.†	409,483	408,700
122,100	Navistar International Corp.†	3,045,534	4,662,999
75,000	PACCAR Inc.	327,796	4,437,750

		4,093,663	9,818,049

	Communications Equipment — 0.6%
55,400	Cisco Systems Inc.	1,087,568	1,243,730
462,100	Corning Inc.	4,297,587	8,234,622

		5,385,155	9,478,352

	Metals and Mining — 0.5%
37,400	Agnico Eagle Mines Ltd.	1,530,570	986,612
110,000	Alcoa Inc.	1,014,118	1,169,300
54,600	Barrick Gold Corp.	1,598,688	962,598
26,000	Freeport-McMoRan Copper & Gold Inc.	903,831	981,240
4,800	Materion Corp.	108,162	148,080
50,000	New Hope Corp. Ltd.	67,580	148,667
144,400	Newmont Mining Corp.	5,135,669	3,325,532
72,900	Turquoise Hill Resources Ltd.†	456,325	240,570

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
12,000	Vale SA, ADR	$215,984	$183,000

		11,030,927	8,145,599

	Transportation — 0.4%
139,800	GATX Corp.	4,452,896	7,293,366

	Real Estate — 0.4%
32,000	Forest City Enterprises Inc., Cl. A†	624,690	611,200
55,500	Griffin Land & Nurseries Inc.	529,368	1,852,590
189,500	The St. Joe Co.†	3,696,635	3,636,505

		4,850,693	6,100,295

	Closed-End Funds — 0.3%
30,000	Royce Value Trust Inc.	368,797	480,000
95,636	The Central Europe, Russia, and Turkey Fund Inc.	2,486,189	2,921,680
74,871	The New Germany Fund Inc.	834,068	1,492,179

		3,689,054	4,893,859

	Building and Construction — 0.3%
94,600	Fortune Brands Home & Security Inc.	914,362	4,323,220
20,000	Layne Christensen Co.†	380,656	341,600

		1,295,018	4,664,820

	Real Estate Investment Trusts — 0.1%
1,800	Camden Property Trust	33,741	102,384
4,500	QTS Realty Trust Inc., Cl. A	94,500	111,510
29,000	Rayonier Inc.	618,380	1,220,900

		746,621	1,434,794

	Computer Hardware — 0.1%
7,000	International Business Machines Corp.	1,232,957	1,312,990

	Manufactured Housing and Recreational Vehicles — 0.1%
5,500	Martin Marietta Materials Inc.	115,650	549,670
20,100	Nobility Homes Inc.†	258,217	181,101
55,000	Skyline Corp.†	644,888	283,250

		1,018,755	1,014,021

	TOTAL COMMON STOCKS	843,393,611	1,675,973,945

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
22,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	613,103	1,003,420

	RIGHTS — 0.0%
	Metals and Mining — 0.0%
72,900	Turquoise Hill Resources Ltd., expire 03/25/14†	128,707	69,984

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
115,800	Kinder Morgan Inc., expire 05/25/17†	$139,263	$470,148

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.1%
$ 2,000,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(e)	2,000,000	2,356,250

	U.S. GOVERNMENT OBLIGATIONS — 1.4%
24,413,000	U.S. Treasury Bills, 0.020% to 0.130%††, 01/16/14 to 06/26/14(f)	24,407,176	24,408,345

TOTAL INVESTMENTS — 100.0%		$870,681,860	1,704,282,092

Number of Contracts		Expiration Date	Unrealized Depreciation
	FUTURES CONTRACTS — SHORT POSITION
430	S & P 500 E-Mini Futures(g)	03/21/14	(1,432,214)

Other Assets and Liabilities (Net)			9,812,798

PREFERRED STOCK
(9,373,057 preferred shares outstanding)			(334,226,425)

NET ASSETS — COMMON STOCK
(190,604,128 common shares outstanding)			$1,378,436,251

NET ASSET VALUE PER COMMON SHARE
($1,378,436,251 ÷ 190,604,128 shares outstanding)			$7.23

(a)	Securities, or a portion thereof, with a value of $60,785,500, were pledged as collateral for futures contracts.
(b)	Illiquid security.
(c)	At December 31, 2013, the Fund held investments in restricted securities amounting to $182,187 or 0.01% of total investments, which were valued as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/13 Carrying Value Per Share

7,040,836	LIME	09/30/93	$128,658	$0.0016
103,200,000	Rolls-Royce Holdings plc, Cl. C	10/23/13	166,664	0.0017

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2013

(d)	Denoted in units.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of the Rule 144A security amounted to $2,356,250 or 0.14% of total investments.

(f)	At December 31, 2013, $495,000 of the principal amount was pledged as collateral for futures contracts.
(g)	At December 31, 2013, the Fund had entered into futures contracts with UBS AG.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	82.6%	$1,408,271,068
Europe	13.1	223,047,808
Latin America	2.4	40,223,034
Japan	1.4	24,346,478
Asia/Pacific	0.5	8,393,704

Total Investments	100.0%	$1,704,282,092

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $870,681,860)	$1,704,282,092
Foreign currency, at value (cost $3,177)	3,174
Cash	856
Receivable for investments sold	21,163,487
Dividends and interest receivable	2,645,672
Deferred offering expense	153,073
Prepaid expenses	15,292

Total Assets	1,728,263,646

Liabilities:
Distributions payable	205,474
Payable for investments purchased	11,210,192
Payable for investment advisory fees	2,876,865
Payable for payroll expenses	84,477
Payable for accounting fees	3,750
Payable for auction agent fees	873,578
Variation margin payable	135,003
Other accrued expenses	211,631

Total Liabilities	15,600,970

Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D (5.875%, $25 liquidation value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E (Auction Rate, $25,000 liquidation value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series G (5.000%, $25 liquidation value, 2,816,524 shares authorized with 2,814,924 shares issued and outstanding)	70,373,100
Series H (5.000%, $25 liquidation value, 4,200,000 shares authorized with 4,190,273 shares issued and outstanding)	104,756,825

Total Preferred Stock	334,226,425

Net Assets Attributable to Common Shareholders	$1,378,436,251

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$ 556,944,639
Distributions in excess of net investment income	(534,425)
Accumulated net realized loss on investments, futures contracts, and foreign currency transactions	(10,142,625)
Net unrealized appreciation on investments	833,600,232
Net unrealized depreciation on futures contracts	(1,432,214)
Net unrealized appreciation on foreign currency translations	644

Net Assets	$1,378,436,251

Net Asset Value per Common Share:
($1,378,436,251 ÷ 190,604,128 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$7.23

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $970,235)	$27,457,907
Interest	94,588

Total Investment Income	27,552,495

Expenses:
Investment advisory fees	15,675,284
Shareholder communications expenses	304,544
Custodian fees	205,818
Payroll expenses	197,858
Directors’ fees	183,500
Shareholder services fees	137,939
Legal and audit fees	134,366
Accounting fees	45,000
Miscellaneous expenses	304,957

Total Expenses	17,189,266

Net Investment Income	10,363,229

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	155,486,807
Net realized loss on futures contracts	(4,988,345)
Net realized gain on foreign currency transactions	52,126

Net realized gain on investments, futures contracts, and foreign currency transactions	150,550,588

Net change in unrealized appreciation/ depreciation:
on investments	279,279,348
on futures contracts	(1,432,214)
on foreign currency translations	12,882

Net change in unrealized appreciation/ depreciation on investments, futures contracts, and foreign currency translations	277,860,016

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	428,410,604

Net Increase in Net Assets Resulting from Operations	438,773,833

Total Distributions to Preferred Shareholders	(12,772,029)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$426,001,804

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$10,363,229	$15,726,952
Net realized gain on investments, futures contracts, and foreign currency transactions	150,550,588	28,904,608
Net change in unrealized appreciation on investments, futures contracts, and foreign currency translations	277,860,016	150,802,035

Net Increase in Net Assets Resulting from Operations	438,773,833	195,433,595

Distributions to Preferred Shareholders:
Net investment income	(1,017,365)	(5,031,388)
Net realized gain	(11,754,664)	(9,393,151)

Total Distributions to Preferred Shareholders	(12,772,029)	(14,424,539)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	426,001,804	181,009,056

Distributions to Common Shareholders:
Net investment income	(9,326,302)	(10,788,546)
Net realized gain	(107,756,321)	(20,141,253)
Return of capital	—	(73,112,281)

Total Distributions to Common Shareholders	(117,082,623)	(104,042,080)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	18,998,599	17,071,629
Taxable distribution of rights offering to preferred sharesholders	—	702,048
Net increase in net assets from repurchase of preferred shares	44,806	—
Offering costs for preferred shares charged to paid-in capital	—	(4,239,995)
Adjustment to offering costs for preferred shares credited to paid-in capital	22,605	—

Net Increase in Net Assets from Fund Share Transactions	19,066,010	13,533,682

Net Increase in Net Assets Attributable to Common Shareholders	327,985,191	90,500,658

Net Assets Attributable to Common Shareholders:
Beginning of year	1,050,451,060	959,950,402

End of year (including undistributed net investment income of $0 and $0, respectively)	$1,378,436,251	$1,050,451,060

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a share outstanding throughout each year:

	Year Ended December 31,
	2013	2012	2011		2010	2009
Operating Performance:
Net asset value, beginning of year	$5.60	$5.20	$5.85		$5.03	$4.14

Net investment income	0.06	0.09	0.07		0.05	0.06
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	2.26	0.97	(0.08)		1.35	1.62

Total from investment operations	2.32	1.06	(0.01)		1.40	1.68

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01)	(0.03)	(0.06)		(0.05)	(0.07)
Net realized gain	(0.06)	(0.05)	(0.01)		—	—
Return of capital	—	—	—		(0.02)	—

Total distributions to preferred shareholders	(0.07)	(0.08)	(0.07)		(0.07)	(0.07)

Net Increase/(Decrease) in Net Assets Attributable to Common
Shareholders Resulting from Operations	2.25	0.98	(0.08)		1.33	1.61

Distributions to Common Shareholders:
Net investment income	(0.05)	(0.06)	(0.02)		—	(0.00	)(b)
Net realized gain	(0.57)	(0.11)	(0.00	)(b)	—	—
Return of capital	—	(0.39)	(0.55)		(0.51)	(0.72)

Total distributions to common shareholders	(0.62)	(0.56)	(0.57)		(0.51)	(0.72)

Fund Share Transactions:
Increase in net asset value from common stock share transactions	0.00 (b)	—	—		—	0.00	(b)
Increase in net asset value from repurchase of preferred shares	0.00 (b)	—	—		—	0.00	(b)
Recapture of gain on sale of Fund shares by an affiliate	—	—	—		0.00 (b)	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	0.00 (b)	(0.02)	—		—	—

Total Fund share transactions	0.00 (b)	(0.02)	—		0.00 (b)	0.00	(b)

Net Asset Value Attributable to Common Shareholders, End of Year	$7.23	$5.60	$5.20		$5.85	$5.03

NAV total return †	41.90%	19.05%	(1.17)%		28.15%	44.10%

Market value, end of year	$7.75	$5.58	$4.99		$5.67	$5.04

Investment total return ††	52.44%	23.62%	(2.15)%		23.96%	61.56%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,712,663	$1,384,961	$1,265,307		$1,364,172	$1,215,626
Net assets attributable to common shares, end of year (in 000’s)	$1,378,436	$1,050,451	$959,950		$1,058,815	$910,269
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.84%	1.54%	1.26%		0.92%	1.53%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reduction	1.40%	1.48%	1.48%		1.50%	1.74%
net of fee reduction, if any	1.40%	1.48%	1.19%		1.50%	1.72%
Ratio of operating expenses to average net assets including liquidation value of preferred shares:
before fee reduction	1.10%	1.12%	1.15%		1.14%	1.22%
net of fee reduction, if any	1.10%	1.12%	0.92%		1.14%	1.20%
Portfolio turnover rate	10.0%	4.2%	6.3%		5.5%	6.7%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each year:

	Year Ended December 31,
	2013	2012	2011	2010	2009
Preferred Stock:
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$72,000	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3	3	3	3	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$128,106	$103,507	$103,593	$111,687	$99,525
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$59,097	$59,097	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,364
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(d)	$25.27	$25.75	$25.35	$25.03	$23.39
Asset coverage per share	$128.11	$103.51	$103.59	$111.69	$99.53
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$128,106	$103,507	$103,593	$111,687	$99,525
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	—	—	$146,260	$146,260	$146,260
Total shares outstanding (in 000’s)	—	—	5,850	5,850	5,850
Liquidation preference per share	—	—	$25.00	$25.00	$25.00
Average market value(d)	—	—	$25.57	$25.71	$24.08
Asset coverage per share	—	—	$103.59	$111.69	$99.53
Series G Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$70,373	$70,413	—	—	—
Total shares outstanding (in 000’s)	2,815	2,817	—	—	—
Liquidation preference per share	$25.00	$25.00	—	—	—
Average market value(d)	$23.91	$26.01	—	—	—
Asset coverage per share	$128.11	$103.51	—	—	—
5.000% Series H Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$104,757	$105,000	—	—	—
Total shares outstanding (in 000’s)	4,190	4,200	—	—	—
Liquidation preference per share	$25.00	$25.00	—	—	—
Average market value(d)	$23.85	$25.55	—	—	—
Asset coverage per share	$128.11	$103.51	—	—	—
Asset Coverage(e)	512%	414%	414%	447%	398%

†

For 2013 based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. The years ended 2012, 2011, 2010, and 2009 were based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(d)	Based on weekly prices.
(e)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$ 86,509,028	—	$ 0	$ 86,509,028
Aerospace and Defense	49,713,732	—	170,895	49,884,627
Telecommunications	49,296,676	$ 11,292	—	49,307,968
Other Industries (a)	1,490,272,322	—	—	1,490,272,322
Total Common Stocks	1,675,791,758	11,292	170,895	1,675,973,945
Convertible Preferred Stocks (a)	1,003,420	—	—	1,003,420
Rights (a)	69,984	—	—	69,984
Warrants (a)	470,148	—	—	470,148
Convertible Corporate Bonds (a)	—	2,356,250	—	2,356,250
U.S. Government Obligations	—	24,408,345	—	24,408,345
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,677,335,310	$26,775,887	$170,895	$1,704,282,092

OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation): EQUITY CONTRACTS
Futures Contracts Sold (b)	$ (1,432,214)	$ —	$ —	$ (1,432,214)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the SOI.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund’s derivative contracts held at December 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

During the year ended December 31, 2013, the Fund held no investments in equity contract for difference swap agreements.

    Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at December 31, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of equity futures contracts held during the year ended December 31, 2013 had an average monthly notional amount of approximately $28,077,669.

At December 31, 2013, the Fund’s derivative liabilities (by type) are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Liabilities
Futures Contracts	$135,003	—	—	—	$135,003

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

For the year ended December 31, 2013, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized loss on futures contracts and Net change in unrealized depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2013, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2013, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of distributions and taxable distributions in excess of book income. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to decrease distributions in excess of net investment income by $40,055 and decrease accumulated net realized loss on investments, futures contracts, and foreign currency transactions by $13,120,246, with an offsetting adjustment to paid-in capital.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, Series G Cumulative Preferred Stock, and 5.00% Series H Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$21,142,024	$2,306,290	$30,929,799	$14,424,539
Net long term capital gains	95,940,599	10,465,739	—	—
Return of capital	—	—	73,112,281	—

Total distributions paid	$117,082,623	$12,772,029	$104,042,080	$14,424,539

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, futures contracts, and foreign currency translations	$820,059,398
Other temporary differences*	1,432,214

Total	$821,491,612

*	Other temporary differences were primarily due to mark-to-market adjustments on future contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $38,870,325.

At December 31, 2013, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and adjustments on the sale of securities no longer deemed passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$882,791,124	$861,971,539	$(40,480,571)	$821,490,968

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C, Series D, and Series E Preferred Stock (“C, D, and E Preferred Stock”) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the C, D, and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

return on the NAV of the common shares exceeds the stated dividend rate of the C, D, and E Preferred Stock for the period. For the year ended December 31, 2013, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of the outstanding C, D, and E Preferred Stock. Thus, advisory fees were accrued on the liquidation value of the C, D, and E Preferred Stock.

During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $84,244 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2013, the Fund paid or accrued $197,858 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $153,764,541 and $276,929,898, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2013 and December 31, 2012, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in common shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	2,888,148	$18,998,599	3,095,742	$17,071,629

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares was declared effective by the SEC on May 22, 2013.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, Series G, and Series H Preferred Stock at redemption prices of $25,000, $25, $25,000, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at anytime, in whole or in part, the Series C, Series D, and Series E Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series D Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2013 and December 31, 2012, the Fund did not repurchase or redeem any shares of Series C, Series D, and Series E Preferred Stock.

Commencing July 31, 2017 and September 27, 2017, and anytimes thereafter, the Fund at its option, may redeem the Series G and Series H Preferred Stock, respectively, in whole or in part at the redemption price. In addition, the Board has authorized the repurchase of the Series G and Series H Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2013, the Fund repurchased 1,600 shares and 9,727 shares of the Series G and Series H Preferred Stock, respectively.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2013	Net Proceeds	2013 Dividend Rate Range	Dividend Rate at 12/31/2013	Accrued Dividends at 12/31/2013
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.053% to 0.228%	0.105%	$1,260
D 5.875%	October 7, 2003	3,000,000	2,363,860	$72,375,842	Fixed Rate	5.875%	$57,865
E Auction Rate	October 7, 2003	2,000	1,120	$49,350,009	0.07% to 0.263%	0.105%	$408
G 5.000%*	August 1, 2012	2,816,524	2,814,924	$69,812,243	Fixed Rate	5.000%	$58,644
H 5.000%	September 28, 2012	4,200,000	4,190,273	$101,167,500	Fixed Rate	5.000%	$87,297

*	The Series G Cumulative Preferred Stock had a 6.000% fixed rate until July 31, 2013. Beginning August 1, 2013, the fixed rate changed to 5.000%.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. On January 23, 2014 the credit rating agency for the Series H Preferred changed from Standard & Poor’s Ratings Services to Moody’s Investors Service (“Moody’s”). The Series H Preferred is rated A1 by Moody’s. On January 28, 2014 the secondary credit rating agency for the Series C and Series E Preferred changed from Standard & Poor’s Rating Services to Fitch Ratings (“Fitch”). The Series C and Series E Preferreds are rated AA by Fitch and A1 by Moody’s.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Management has evaluated the impact on all other subsequent events of the Fund and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2014

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1986***	27	Chairman, Chief Executive Officer, Chief
Investment Officer–Value Portfolios of GAMCO
Investors, Inc., and Chief Investment Officer–
Value Portfolios of Gabelli Funds, LLC and
GAMCO Asset Management Inc.; Director/
Trustee or Chief Investment Officer of other
registered investment companies in the Gabelli/
GAMCO Funds Complex; Chief Executive Officer
of GGCP, Inc.	Director of Morgan Group
Holdings, Inc. (holding company);
Chairman of the Board and Chief
Executive Officer of LICT Corp.
(multimedia and communication services); Director of CIBL, Inc.
(broadcasting and wireless
communications); Director of ICTC
Group, Inc. (communications);
Director of RLJ Acquisition Inc.
(blank check company)
				(2011-2012)

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita[6] Director Age: 78	Since 1999*	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[6] Director Age: 75	Since 1989**	20	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Frank J. Fahrenkopf, Jr. Director Age: 74	Since 1998*	7	Former President and Chief Executive Officer of
the American Gaming Association (1995-2013);
Co-Chairman of the Commission on Presidential
Debates; Former Chairman of the Republican
			National Committee (1983-1989)	Director of First Republic Bank (banking)

Arthur V. Ferrara Director Age: 83	Since 2001***	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

William F. Heitmann Director Age: 64	Since 2012***	3	Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	—

Anthony R. Pustorino Director Age: 88	Since 1986**	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Salvatore J. Zizza Director Age: 68	Since 1986*	30	Chairman (since 1978) of Zizza & Associates
Corp. (financial consulting); Chairman (since
2005) of Metropolitan Paper Recycling, Inc.
(recycling); Chairman (since 1999) of Harbor
BioSciences, Inc. (biotechnology)	Director and Vice Chairman of
Trans-Lux Corporation (business
services); Director and Chairman
of Harbor Diversified Inc.
(pharmaceuticals); Chairman of
Bion Environmental Technologies
(technology); Director, Chairman,
and CEO of General Employment
Enterprises (staffing services)
				(2009-2012)

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel- Gabelli Funds, LLC since August 2013; Corporate Vice President of New York Life Insurance Company (May 2011-March 2013); Vice President Counsel of Deutsche Asset Management (2006-2011)

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

Carter W. Austin Vice President Age: 47	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996

Molly A.F. Marion Vice President and Ombudsman Age: 60	Since 2009	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2006

David I. Schachter Vice President Age: 60	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each	officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Represents holders of the Fund’s Preferred Stock.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2013

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital	Dividend Reinvestment Price
Common Stock
	03/21/13	03/14/13	$0.14000	$0.02540	$0.11460	—	$6.13700
	06/21/13	06/14/13	0.14000	0.02540	0.11460	—	6.18450
	09/23/13	09/16/13	0.14000	0.02540	0.11460	—	6.75000
	12/19/13	12/13/13	0.20000	0.03630	0.16370	—	7.14400

			$0.62000	$0.11250	$0.50750	—
5.875% Series D Cumulative Preferred Stock
	03/26/13	03/19/13	$0.36719	$0.06660	$0.30059	—
	06/26/13	06/19/13	0.36719	0.06660	0.30059	—
	09/26/13	09/19/13	0.36719	0.06660	0.30059	—
	12/26/13	12/18/13	0.36719	0.06660	0.30059	—

			$1.46875	$0.26641	$1.20234	—
Series G Cumulative Preferred Stock
	03/26/13	03/19/13	$0.37500	$0.06800	$0.30700	—
	06/26/13	06/19/13	0.37500	0.06800	0.30700	—
	09/26/13	09/19/13	0.33680	0.06110	0.27570	—
	12/26/13	12/18/13	0.31250	0.05670	0.25580	—

			$1.39930	$0.25380	$1.14550	—
5.000% Series H Cumulative Preferred Stock
	03/26/13	03/19/13	$0.31250	$0.05670	$0.25580	—
	06/26/13	06/19/13	0.31250	0.05670	0.25580	—
	09/26/13	09/19/13	0.31250	0.05670	0.25580	—
	12/26/13	12/18/13	0.31250	0.05670	0.25580	—

			$1.25000	$0.22680	$1.02320	—

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock were $72,672 and $29,238, respectively.

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2013 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2013 were $106,406,338.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2013, the Fund paid to common, 5.875% Series D, Series G, and 5.000% Series H preferred shareholders ordinary income dividends totaling $0.11250, $0.26641, $0.25380, and $0.22680 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $5.62289 and $5.78432 per share, respectively, in 2013. For the year ended December 31, 2013, 82.54% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2013 derived from U.S. Government securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31, 2013 was 1.43%. For the year ended December 31, 2013, 0.35% of the ordinary income dividend was qualified interest income.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2013

Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Non-Taxable Return of Capital	Undistributed Long Term Capital Gains	Taxes Paid on Undistributed Capital Gains (c)	Total Distributions (a)	Adjustment to Cost Basis
Common Stock
2013	$0.05000	$0.06250	$0.50750	—	—	—	$0.62000	—
2012	0.05800	0.10800	—	$0.39400	—	—	0.56000	$0.39400	–
2011	0.01676	0.00430	—	0.54895	—	—	0.57000	0.54895	–
2010	—	—	—	0.51000	—	—	0.51000	0.51000	–
2009	0.00040	—	—	0.71960	—	—	0.72000	0.71960	–
2008	0.01000	—	—	0.79000	—	—	0.80000	0.79000	–
2007 (d)	0.10455	0.05323	0.52679	0.63543	—	—	1.32000	0.63543	–
2006	0.15690	0.06400	0.65910	—	—	—	0.88000	—
2005 (e)	0.08756	0.00672	0.75572	—	—	—	0.85000	—
2004	0.01930	0.04990	0.73080	—	—	—	0.80000	—
2003	0.01140	0.04480	0.63380	—	—	—	0.69000	—
2002	0.05180	0.01550	0.88270	—	—	—	0.95000	—
2001 (f)	0.06700	0.06400	0.94900	—	—	—	1.08000	—
2000	0.04070	0.15500	1.11430	—	—	—	1.31000	—
1999 (g)	0.03010	0.21378	0.99561	0.91176	—	—	2.15125	0.91176	–
1998	0.06420	—	1.10080	—	—	—	1.16500	—
1997	0.07610	0.00210	0.93680	0.02500	—	—	1.04000	0.02500	–
1996	0.10480	—	0.78120	0.11400	—	—	1.00000	0.11400	–
1995 (h)	0.12890	—	0.49310	0.37800	—	—	1.00000	0.37800	–
1994 (i)	0.13536	0.06527	0.30300	1.38262	—	—	1.88625	1.38262	–
1993 (j)	0.13050	0.02030	0.72930	0.22990	—	—	1.11000	0.22990	–
1992 (k)	0.20530	0.04050	0.29660	0.51760	—	—	1.06000	0.51760	–
1991 (l)	0.22590	0.03990	0.14420	0.68000	—	—	1.09000	0.68000	–
1990	0.50470	—	0.22950	0.44580	—	—	1.18000	0.44580	–
1989	0.29100	0.35650	0.66250	—	$0.62880	$0.21380	1.31000	0.41500	+
1988	0.14500	0.20900	0.19600	—	0.25130	0.08540	0.55000	0.16590	+
1987	0.25600	0.49100	0.33500	—	—	—	1.08200	—
5.875% Series D Cumulative Preferred Stock
2013	$0.11822	$0.14819	$1.20234	—	—	—	$1.46875	—
2012	0.51428	0.95447	—	—	—	—	1.46875	—
2011	1.16910	0.29965	—	—	—	—	1.46875	—
2010	1.05723	—	—	$0.41152	—	—	1.46875	$0.41152	–
2009	1.46875	—	—	—	—	—	1.46875	—
2008	1.46875	—	—	—	—	—	1.46875	—
2007	0.22096	0.11474	1.13305	—	—	—	1.46875	—
2006	0.26193	0.10688	1.09994	—	—	—	1.46875	—
2005	0.14405	0.01170	1.31300	—	—	—	1.46875	—
2004	0.03542	0.09159	1.34174	—	—	—	1.46875	—
2003	0.00535	0.02086	0.29610	—	—	—	0.32231	—
Series G Cumulative Preferred Stock
2013	$0.11270	$0.14110	$1.14550	—	—	—	$1.39930	—
2012	0.21155	0.39262	—	—	—	—	0.60417	—
5.000% Series H Cumulative Preferred Stock
2013	$0.10080	$0.12600	$1.02320	—	—	—	$1.25000	—
2012	0.10700	0.19860	—	—	—	—	0.30560	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2013

Historical Distribution Summary (Continued)

	Investment Income	Short Term Capital Gains (b)	Long Term Capital Gains	Non-Taxable Return of Capital	Undistributed Long Term Capital Gains	Taxes Paid on Undistributed Capital Gains (c)	Total Distributions (a)	Adjustment to Cost Basis
Auction Rate Series C Cumulative Preferred Stock
2013	$2.49523	$3.12766	$25.37712	—	—	—	$31.00000	—
2012	13.04312	24.20688	—	—	—	—	37.25000	—
2011	29.61842	7.59158	—	—	—	—	37.21000	—
2010	47.84624	—	—	$18.62376	—	—	66.47000	$18.62376–
2009	70.60000	—	—	—	—	—	70.60000	—
2008	760.66000	—	—	—	—	—	760.66000	—
2007	203.92150	105.89030	1,045.88200	—	—	—	1,355.50000	—
2006	219.92983	89.73249	923.57769	—	—	—	1,233.24000	—
2005	83.01020	6.73650	756.60330	—	—	—	846.35000	—
2004	9.15570	23.67550	346.83810	—	—	—	379.66930	—
2003	5.42000	21.05000	298.41000	—	—	—	324.88000	—
2002	12.28350	3.71450	209.89200	—	—	—	225.89000	—
Auction Rate Series E Cumulative Preferred Stock
2013	$2.56686	$3.21745	$26.10568	—	—	—	$31.89000	—
2012	12.47587	23.15413	—	—	—	—	35.63000	—
2011	27.47723	7.04277	—	—	—	—	34.52000	—
2010	48.73162	—	—	$18.96838	—	—	67.70000	$18.96838–
2009	65.24000	—	—	—	—	—	65.24000	—
2008	783.29000	—	—	—	—	—	783.29000	—
2007	199.17211	103.42412	1,021.33377	—	—	—	1,323.93000	—
2006	218.22316	89.03616	916.41068	—	—	—	1,223.67000	—
2005	82.44330	6.69050	751.43620	—	—	—	840.57000	—
2004	9.30280	24.05620	352.41090	—	—	—	385.76000	—
2003	1.07000	4.18000	59.32000	—	—	—	64.57000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income.
(c)	Net Asset Value was reduced by this amount on the last business day of the year. Non-taxable.
(d)	On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.
(e)	On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.
(f)	On January 10, 2001, the Fund also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.
(g)	On July 9, 1999, the Fund also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(h)	On October 19, 1995, the Fund also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(i)	On November 15, 1994, the Fund also distributed shares of The Gabelli Multimedia Trust Inc. valued at $8.0625 per share.
(j)	On July 14, 1993, the Fund also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(k)	On September 28, 1992, the Fund also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(l)	On October 21, 1991, the Fund also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
(m)	On June 29, 2012, the Fund also distributed Rights equivalent to $0.12 per share based upon full subscription of all issued shares.
-	Decrease in cost basis
+	Increase in cost basis

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman & Chief Executive Officer,	President
GAMCO Investors, Inc.
Andrea R. Mango
Anthony J. Colavita	Secretary
President,
Anthony J. Colavita, P.C.	Agnes Mullady
Treasurer
James P. Conn
Former Managing Director &	Richard J. Walz
Chief Investment Officer,	Chief Compliance Officer
Financial Security Assurance
Holdings Ltd.	Carter W. Austin
Vice President

Frank J. Fahrenkopf, Jr.	Molly A.F. Marion
Former President &	Vice President & Ombudsman
Chief Executive Officer,
American Gaming Association	David I. Schachter
Vice President
Arthur V. Ferrara
Former Chairman &	INVESTMENT ADVISER
Chief Executive Officer,
Guardian Life Insurance	Gabelli Funds, LLC
Company of America	One Corporate Center
Rye, New York 10580-1422

William F. Heitmann	CUSTODIAN
Former Senior Vice President of Finance,	The Bank of New York Mellon
Verizon Communications, Inc.
COUNSEL
Anthony R. Pustorino
Certified Public Accountant,	Willkie Farr & Gallagher LLP
Professor Emeritus,
Pace University	TRANSFER AGENT AND
REGISTRAR
Salvatore J. Zizza Chairman, Zizza & Associates Corp.	Computershare Trust Company, N.A.

GAB Q4/2013

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,427 for 2012 and $47,471 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,500 for 2012 and $37,500 for 2013. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2012 and $4,370 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-Operations

-Legal Department

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-Proxy Department

-Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

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Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

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proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)   The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
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A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

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at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

Information provided as of December 31, 2013

The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	24.2B	7	3.6B
	Other Pooled Investment Vehicles:	15	555.2M	13	547.2M
	Other Accounts:	1,694	18.5B	21	2.3B
2. Kevin V. Dreyer	Registered Investment Companies:	5	6.4B	1	2.5B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	280	1.1B	1	8.3

3. Christopher J. Marangi	Registered Investment Companies:	5	7.2B	2	2.7B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	286	1.2B	2	20.4M

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.  Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.    If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS.  Because of Mr. Gabelli’s indirect majority ownership interest in G.research, Inc., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.  At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION.   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer and Christopher J. Marangi each owned over $1,000,000, $0 and $0, respectively, of shares of the Trust as of December 31, 2013.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/13 through 07/31/13	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 189,106,918 Preferred Series D – 2,363,860 Preferred Series G – 2,816,524 Preferred Series H – 4,200,000
Month #2 08/01/13 through 08/31/13	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – 100	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – $21.72	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – 100	Common – 189,106,918 Preferred Series D – 2,363,860 Preferred Series G – 2,816,524 Preferred Series H – 4,199,900
Month #3 09/01/13 through 09/30/13	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 189,747,662 Preferred Series D – 2,363,860 Preferred Series G – 2,816,524 Preferred Series H – 4,199,900
Month #4 10/01/13 through	Common – N/A Preferred Series D – N/A	Common – N/A Preferred Series D – N/A	Common – N/A Preferred Series D – N/A	Common – 189,747,662 Preferred Series D – 2,363,860

10/31/13	Preferred Series G – N/A Preferred Series H – N/A	Preferred Series G – N/A Preferred Series H – N/A	Preferred Series G – N/A Preferred Series H – N/A	Preferred Series G – 2,816,524 Preferred Series H – 4,199,900
Month #5 11/01/13 through 11/30/13	Common – N/A Preferred Series D – N/A Preferred Series G – 1,600 Preferred Series H – 9,627	Common – N/A Preferred Series D – N/A Preferred Series G – $21.0275 Preferred Series H – $20.99	Common – N/A Preferred Series D – N/A Preferred Series G – 1,600 Preferred Series H – 9,627	Common – 189,747,662 Preferred Series D – 2,363,860 Preferred Series G – 2,814,924 Preferred Series H – 4,190,273
Month 12/01/13 through 12/31/13	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 190,604,128 Preferred Series D – 2,363,860 Preferred Series G – 2,814,924 Preferred Series H – 4,190,273
Total	Common – N/A Preferred Series D – N/A Preferred Series G – 1,600 Preferred Series H – 9,727	Common – N/A Preferred Series D – N/A Preferred Series G – $21.0275 Preferred Series H – $21.0471	Common – N/A Preferred Series D – N/A Preferred Series G – 1,600 Preferred Series H –9,727	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

 (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/10/2014

* Print the name and title of each signing officer under his or her signature.